Exhibit 99.1

NioCorp Announces Finalized Financing Agreements with Yorkville Advisors Global, LP

CENTENNIAL, Colo., January 26, 2023 — NioCorp Developments Ltd. ("NioCorp" or the "Company") (TSX: NB; OTCQX: NIOBF) today announced that it has entered into definitive agreements with respect to two previously announced financings with YA II PN, Ltd., an investment fund managed by Yorkville Advisors Global, LP (together with YA II PN, Ltd., “Yorkville”). The financings contemplated by the definitive agreements include (i) up to US$16,000,000 aggregate principal amount of unsecured convertible debentures of NioCorp (the “Convertible Debentures”) convertible into common shares of NioCorp (the “Common Shares”) and Common Share purchase warrants (the “Financing Warrants”) entitling the holders thereof to purchase additional Common Shares (the “Yorkville Convertible Debt Financing”); and (ii) a standby equity purchase facility pursuant to which NioCorp will have the right, but not the obligation, subject to the conditions set out therein, to sell Common Shares to Yorkville with a maximum aggregate value of up to US$65,000,000 over a period of up to 36 months (the “Yorkville Equity Facility Financing” and, together with the Yorkville Convertible Debt Financing, the “Yorkville Financings”).

The Yorkville Financings are expected to become effective on the date of the closing (the “Closing”) of the Company’s proposed business combination (the “Transaction”) with GX Acquisition Corp. II (“GXII”), as previously announced on September 26, 2022. Once completed, the Yorkville Financings could provide NioCorp with access to up to an additional US$80,360,000, before related fees and expenses payable by NioCorp.

NioCorp intends to use the proceeds from the Yorkville Financings to advance its efforts to launch construction of the Elk Creek Project and move it to commercial operation, and to satisfy the fees and expenses incurred in connection with the Transaction, if required.

Completion of the Yorkville Financings is subject to certain conditions, including the Closing of the Transaction, the receipt of the approval of the Toronto Stock Exchange (the “TSX”) and the approval of NioCorp’s shareholders in accordance with the rules of the TSX.

Yorkville Convertible Debt Financing

Pursuant to the Securities Purchase Agreement, dated January 26, 2023 (the “Yorkville Convertible Debt Financing Agreement”), by and between NioCorp and Yorkville, Yorkville, and any investor that exercises its contractual right previously granted by NioCorp to participate in the Yorkville Convertible Debt Financing (collectively with Yorkville, the “Investors”), will advance an initial total amount of US$9,600,000 to NioCorp in consideration of the issuance by NioCorp to the Investors of US$10,000,000 aggregate principal amount of Convertible Debentures at the time of Closing (the “First Debenture Closing”), and an additional total amount of US$5,760,000 to NioCorp in consideration of the issuance by NioCorp to the Investors of US$6,000,000 aggregate principal amount of Convertible Debentures on a date to be determined at the election of NioCorp, but which may not be prior to the later to occur of (i) the date of filing of the Convertible Debt Financing Registration Statement (as defined below) and (ii) the date of Closing (together with the First Debenture Closing, the “Debenture Closings”).

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com

Each Convertible Debenture issued under the Yorkville Convertible Debt Financing will be an unsecured obligation of NioCorp, will have an 18-month term from the First Debenture Closing, which may be extended for one six-month period in certain circumstances at the option of NioCorp, and will incur a simple interest rate obligation of 5.0% per annum (which will increase to 15.0% per annum upon the occurrence of an event of default). The outstanding principal amount of, accrued and unpaid interest, if any, on, and premium, if any, on the Convertible Debentures must be paid by NioCorp in cash when the same becomes due and payable under the terms of the Convertible Debentures at their stated maturity, upon their redemption or otherwise.

Subject to certain limitations contained within the Yorkville Convertible Debt Financing Agreement and the Convertible Debentures, holders of the Convertible Debentures will be entitled to convert the principal amount of, and accrued and unpaid interest, if any, on each Convertible Debenture, in whole or in part, from time to time over their term, into a number of Common Shares equal to the quotient of the principal amount and accrued and unpaid interest, if any, being converted divided by the Conversion Price. The “Conversion Price” means, as of any Conversion Date (as defined below) or other date of determination, the greater of (i) 90% of the average of the daily U.S. dollar volume-weighted average price (“VWAP”) of the Common Shares on the principal U.S. market for the Common Shares as reported by Bloomberg Financial Markets during the five consecutive trading days immediately preceding the date on which the holder exercises its conversion right in accordance with the requirements of the Yorkville Convertible Debt Financing Agreement (the “Conversion Date”) or other date of determination, unless NioCorp consents to conversion at a lower price, and (ii) the five-day VWAP of the Common Shares on the TSX (or on the principal U.S. market if the majority of the trading volume and value of the Common Shares occurred on the Nasdaq Capital Market (the “Nasdaq”) during the relevant period) for the five consecutive trading days immediately prior to the Conversion Date or other date of determination less the maximum applicable discount allowed by the TSX.

The terms of the Convertible Debentures restrict the number of Convertible Debentures that may be converted during each calendar month by an Investor. The terms of the Convertible Debentures also restrict the conversion of Convertible Debentures by an Investor if such a conversion would cause the Investor to exceed certain ownership thresholds in NioCorp. NioCorp will be required to make prepayments of the Convertible Debentures in certain circumstances.

In conjunction with each Debenture Closing, NioCorp will issue to the Investors Financing Warrants to purchase a number of Common Shares as is equal to the quotient of the principal amount of Convertible Debentures issued in such Debenture Closing divided by the “Exercise Price”, which is equal to the greater of: (a) the quotient of US$10.00 divided by 11.1829212; or (b) the average of the daily VWAPs of the Common Shares on the principal U.S. market for the Common Shares during regular trading hours as reported by Bloomberg Financial Markets during the five consecutive trading days ending on the trading day immediately prior to such Debenture Closing, in each case subject to any adjustment to give effect to any stock dividend, stock split or recapitalization.

The Financing Warrants will be exercisable, in whole or in part, but not in increments of less than US$50,000 aggregate Exercise Price (unless the remaining aggregate Exercise Price is less than US$50,000), beginning on the earlier of (a) six months following the issuance of the applicable Financing Warrants or (b) the effective date of the initial Convertible Debt Financing Registration Statement (the “Exercise Date”) and may be exercised at any time prior to their expiration. Holders of the Financing Warrants may exercise their Financing Warrants, at their election, by paying the Exercise Price in cash or on a cashless exercise basis. On each of the first 12 monthly anniversaries of the Exercise Date, 1/12th of the Financing Warrants will expire.

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com

The terms of the Convertible Debentures and the Financing Warrants restrict the conversion of Convertible Debentures or exercise of Financing Warrants by an Investor if such a conversion or exercise would cause the Investor to exceed certain beneficial ownership thresholds in NioCorp or such a conversion or exercise would cause the aggregate number of Common Shares issued pursuant to the Yorkville Convertible Debt Financing to exceed the thresholds for issuance of Common Shares under the rules of the TSX and Nasdaq, unless prior shareholder approval is obtained.

The Yorkville Convertible Debt Financing Agreement will terminate automatically if the Business Combination Agreement, dated September 25, 2022 (the “Business Combination Agreement”), by and among NioCorp, GXII and Big Red Merger Sub Ltd, is terminated. Also, the Investors will have the right to terminate the Yorkville Convertible Debt Financing Agreement if the First Debenture Closing does not occur on or prior to March 22, 2023. NioCorp will have the right to terminate the Yorkville Convertible Debt Financing Agreement at any time prior to the First Debenture Closing, provided that it will be required to pay a cash termination fee of US$1,600,000 to the Investors, on a pro rata basis.

On January 26, 2023, in connection with the Yorkville Convertible Debt Financing Agreement, NioCorp and Yorkville also entered into a registration rights agreement (the “Convertible Debt Financing Registration Rights Agreement”) pursuant to which NioCorp has agreed to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement (the “Convertible Debt Financing Registration Statement”) registering the resale by the Investors of the Common Shares issuable upon the conversion of the Convertible Debentures and the exercise of the Financing Warrants under the U.S. Securities Act of 1933 (the “Securities Act”), as soon as practicable but no later than 21 calendar days following the Closing, and to use its reasonable best efforts to have the Convertible Debt Financing Registration Statement declared effective as soon as practicable after the filing thereof, but in no event later than the 45th calendar day following the filing date thereof. NioCorp further agreed to use its reasonable best efforts to cause the Convertible Debt Financing Registration Statement to remain continuously effective for a period that will terminate upon the first date on which all of the Common Shares issuable upon the conversion of the Convertible Debentures and the exercise of the Financing Warrants may be sold without restriction, including volume and manner-of-sale restrictions, pursuant to Rule 144 under the Securities Act or have been sold by Investors. The Company also granted to the Investors certain demand rights for underwritten shelf takedowns and piggyback registration rights with respect to the Common Shares issuable upon the conversion of the Convertible Debentures and the exercise of the Financing Warrants.

Yorkville Equity Facility Financing

Pursuant to the Standby Equity Purchase Agreement, dated January 26, 2023 (the “Yorkville Equity Facility Financing Agreement”), by and between NioCorp and Yorkville, NioCorp will have the right, but not the obligation, to sell Common Shares to Yorkville with a maximum aggregate value of up to US$65,000,000 (the “Commitment Amount”) for a period commencing at the Closing of the Transaction and ending on the earliest of (i) the first day of the month next following the 36-month anniversary of the Closing, (ii) the date on which Yorkville shall have made payment of the full Commitment Amount and (iii) the date that the Yorkville Equity Facility Financing Agreement otherwise terminates in accordance with its terms (the "Commitment Period"), and will issue to Yorkville US$650,000 aggregate principal amount of Common Shares for no additional consideration. Additionally, NioCorp will pay to Yorkville an aggregate fee of US$1,500,000 in cash (the “Cash Fee”), including US$500,000 on the date of Closing and the remainder in installments over a 12-month period following the date of the Closing, provided that, NioCorp will have the right to prepay without penalty all or part of the Cash Fee at any time. Each right to sell Common Shares under the Yorkville Equity Facility Financing Agreement is referred to as an “Advance.”

Subject to certain limitations and adjustments contained within the Yorkville Equity Facility Financing Agreement, NioCorp will have the option to sell the Common Shares to Yorkville at a purchase price equal to (a) 97% of the VWAP of the Common Shares on the principal U.S. market for the Common Shares during the applicable pricing period, which is a period during a single trading day defined based on when NioCorp submits written notice (an “Advance Notice”) to Yorkville exercising its right to an Advance (“Purchase Price Option #1”); or (b) 97% of the average of the daily VWAPs of the Common Shares on the principal U.S. market for the Common Shares during a pricing period of three consecutive trading days commencing on the trading day an Advance Notice is received by Yorkville, if it is received by 9:30 a.m., New York City time, or the immediately following trading day if it is received after 9:30 a.m., New York City time (“Purchase Price Option #2”). Purchase Price Option # 2 will be used whenever any Convertible Debentures issued to Yorkville pursuant to the Yorkville Convertible Debt Financing Agreement are outstanding, unless waived by Yorkville.

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com

The Yorkville Equity Facility Financing Agreement limits the number of Common Shares that may be issued to Yorkville in each Advance to the greater of (a) 5,000,000 Common Shares and (b) the number of Common Shares equal to 100% of the average daily volume traded of the Common Shares on the Nasdaq during the five trading days prior to an Advance, provided that, if any Convertible Debentures are outstanding when an Advance Notice is delivered, then the maximum number of Common Shares that may be issued will be computed in accordance with (b) only (the “Maximum Advance Amount”). Notwithstanding this, NioCorp and Yorkville may agree to an issuance of a number of Common Shares in excess of the Maximum Advance Amount in any given Advance. Further, for as long as the Convertible Debentures issued to Yorkville are outstanding, the Yorkville Equity Facility Financing Agreement provides for certain limitations on the amount of Advances that NioCorp may request, including that NioCorp shall not effect more than two Advances in any month. The Yorkville Equity Facility Financing Agreement also restricts the sale of Common Shares to Yorkville if such a sale would cause Yorkville to exceed certain beneficial ownership thresholds in NioCorp or such issuance would cause the aggregate number of Common Shares issued pursuant to the Yorkville Equity Facility Financing to exceed the thresholds for issuance of Common Shares under the rules of the TSX and Nasdaq, unless prior shareholder approval is obtained.

The Yorkville Equity Facility Financing Agreement restricts the issuance of Common Shares pursuant to an Advance if such issuance would cause Yorkville to exceed certain beneficial ownership thresholds in NioCorp or such issuance would cause the aggregate number of Common Shares issued pursuant to the Yorkville Equity Facility Financing to exceed the thresholds for issuance of Common Shares under the rules of the TSX and Nasdaq, unless prior shareholder approval is obtained.

The Yorkville Equity Facility Financing Agreement will terminate automatically following the expiration of the Commitment Period. In addition, the Yorkville Equity Facility Financing Agreement will terminate automatically if the Business Combination Agreement is terminated. Also, NioCorp will have the right to terminate the Yorkville Convertible Debt Financing Agreement effective upon five trading days' prior written notice to Yorkville, as long as there are no outstanding unsettled Advances and provided that it will be required to pay all amounts owed to Yorkville thereunder, including, without limitation, any unpaid portion of the Cash Fee. The parties may also terminate the Yorkville Equity Facility Financing Agreement by mutual written consent.

The Convertible Debentures, the Financing Warrants, the Common Shares issuable upon conversion of the Convertible Debentures and upon exercise of the Financing Warrants, the Common Shares issuable pursuant to an Advance and the Commitment Shares will not be qualified for distribution by prospectus in any jurisdiction of Canada, and may not be offered for sale, sold, assigned or transferred in any jurisdiction of Canada except pursuant to a prospectus or exemption from the prospectus requirement under applicable securities laws in Canada. Yorkville will not be permitted to offer or sell any such securities directly or indirectly to any person whom, to Yorkville's knowledge, is resident or located in a jurisdiction of Canada or acquiring such Common Shares for the benefit of another person resident or located in a jurisdiction of Canada, or on any marketplace in Canada.

For More Information:

Jim Sims, Corporate Communications Officer, NioCorp Developments Ltd., 720-639-4650, jim.sims@niocorp.com

About NioCorp

NioCorp is developing a critical minerals project in Southeast Nebraska that will produce niobium, scandium, and titanium. The Company also is evaluating the potential to produce several rare earths from the Project. Niobium is used to produce specialty alloys as well as High Strength, Low Alloy ("HSLA") steel, which is a lighter, stronger steel used in automotive, structural, and pipeline applications. Scandium is a specialty metal that can be combined with Aluminum to make alloys with increased strength and improved corrosion resistance. Scandium is also a critical component of advanced solid oxide fuel cells. Titanium is used in various lightweight alloys and is a key component of pigments used in paper, paint and plastics and is also used for aerospace applications, armor, and medical implants. Magnetic rare earths, such as neodymium, praseodymium, terbium, and dysprosium are critical to the making of Neodymium-Iron-Boron (“NdFeB”) magnets, which are used across a wide variety of defense and civilian applications.

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed Transaction, NioCorp has filed a registration statement on Form S-4 (the “registration statement”) with the SEC, which includes a document that serves as a prospectus and proxy circular of NioCorp and a proxy statement of GXII, referred to as a “joint proxy statement/prospectus.” The definitive joint proxy statement/prospectus will be filed with the SEC as part of the registration statement and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities, and will be sent to all NioCorp shareholders and GXII stockholders as of the applicable record date to be established. Each of NioCorp and GXII may also file other relevant documents regarding the proposed Transaction with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities. Before making any voting or investment decision, investors and security holders of NioCorp and GXII are urged to read the registration statement, the definitive joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities in connection with the proposed Transaction, including any amendments or supplements to these documents, carefully and in their entirety because they will contain important information about the proposed Transaction.

Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (if and when available) and all other relevant documents that are filed or that will be filed with the SEC by NioCorp or GXII through the website maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus (if and when available) and all other relevant documents that are filed or that will be filed with the applicable Canadian securities regulatory authorities by NioCorp through the website maintained by the Canadian Securities Administrators at www.sedar.com. The documents filed by NioCorp and GXII with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities also may be obtained by contacting NioCorp at 7000 South Yosemite, Suite 115, Centennial CO 80112, or by calling (720) 639-4650; or GXII at 1325 Avenue of the Americas, 28th Floor, New York, NY 10019, or by calling (212) 616-3700.

Participants in the Solicitation

NioCorp, GXII and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from NioCorp’s shareholders and GXII’s stockholders in connection with the proposed Transaction. Information regarding the executive officers and directors of NioCorp is included in its management information and proxy circular for its 2021 annual general meeting of shareholders filed with the SEC and the applicable Canadian securities regulatory authorities on October 22, 2021. Information regarding the executive officers and directors of GXII is included in its Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 25, 2022. Additional information regarding the persons who may be deemed to be participants in the solicitation, including information regarding their interests in the proposed Transaction, are contained in the registration statement and the joint proxy statement/prospectus. NioCorp’s shareholders and GXII’s stockholders and other interested parties may obtain free copies of these documents free of charge by directing a written request to NioCorp or GXII.

No Offer or Solicitation

This press release and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom. This press release is not, and under no circumstances is it to be construed as, a prospectus, offering memorandum, an advertisement or a public offering in any province or territory of Canada. In Canada, no prospectus has been filed with any securities commission or similar regulatory authority in respect of any of the securities referred to herein.

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements may include, but are not limited to, statements about NioCorp’s ability to close the Yorkville Financings, including NioCorp being able to receive all required regulatory and shareholder approvals for the Yorkville Financings; the time at which the Yorkville Financings are expected to become effective; the amount of funding that the Yorkville Financings could provide to NioCorp; the intended use of the proceeds from the Yorkville Financings; the advance amounts under the Yorkville Convertible Debt Financing Agreement; the terms of each Convertible Debenture; the interest rate of the Convertible Debentures; the Conversion Price of the Convertible Debentures; the number of Convertible Debentures that an Investor may convert; the number of Financing Warrants that will be issued; the terms of the Financing Warrants; the number and price of the Common Shares issuable under the Yorkville Equity Financing Agreement; the payment of the Cash Fee; the parties' ability to close the proposed Transaction, including NioCorp and GXII being able to receive all required regulatory, third-party and shareholder approvals for the proposed Transaction; the anticipated benefits of the proposed Transaction, including the potential amount of cash that may be available to the combined company upon consummation of the proposed Transaction and the use of the net proceeds following the redemptions by GXII public shareholders; NioCorp's expectation that the Common Shares will be accepted for listing on the Nasdaq following the Closing of the proposed Transaction; NioCorp's planned exploration activities; and NioCorp's ability to secure sufficient project financing to complete construction and commence operation of the Elk Creek Project. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of NioCorp, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: the future price of metals; the stability of the financial and capital markets; NioCorp and GXII being able to receive all required regulatory, third-party and shareholder approvals for the proposed Transaction; the amount of redemptions by GXII public shareholders; NioCorp being able to receive all required regulatory and shareholder approvals for the Yorkville Financings; and other current estimates and assumptions regarding the proposed Transaction and its benefits. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by NioCorp and GXII with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities and the following: the amount of any redemptions by existing holders of GXII Class A shares being greater than expected, which may reduce the cash in trust available to NioCorp upon the consummation of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and/or payment of the termination fees; the outcome of any legal proceedings that may be instituted against NioCorp or GXII following announcement of the Business Combination Agreement and the transactions contemplated therein; the inability to complete the proposed Transaction due to, among other things, the failure to obtain NioCorp shareholder approval or GXII shareholder approval; the inability to complete the Yorkville Financings due to, among other things, the failure to obtain shareholder approval or regulatory approval; the risk that the consummation of the proposed transactions disrupts NioCorp’s current plans; the ability to recognize the anticipated benefits of the proposed transactions; unexpected costs related to the proposed transactions; the risks that the consummation of the proposed transactions is substantially delayed or does not occur, including prior to the date on which GXII is required to liquidate under the terms of its charter documents; NioCorp’s ability to operate as a going concern; NioCorp’s requirement of significant additional capital; NioCorp’s limited operating history; NioCorp’s history of losses; cost increases for NioCorp’s exploration and, if warranted, development projects; a disruption in, or failure of, NioCorp’s information technology systems, including those related to cybersecurity; equipment and supply shortages; current and future offtake agreements, joint ventures, and partnerships; NioCorp’s ability to attract qualified management; the effects of the COVID-19 pandemic or other global health crises on NioCorp’s business plans, financial condition and liquidity; estimates of mineral resources and reserves; mineral exploration and production activities; feasibility study results; changes in demand for and price of commodities (such as fuel and electricity) and currencies; changes or disruptions in the securities markets; legislative, political or economic developments; the need to obtain permits and comply with laws and regulations and other regulatory requirements; the possibility that actual results of work may differ from projections/expectations or may not realize the perceived potential of NioCorp’s projects; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; operating or technical difficulties in connection with exploration, mining, or development activities; the speculative nature of mineral exploration and development, including the risks of diminishing quantities of grades of reserves and resources; claims on the title to NioCorp’s properties; potential future litigation; and NioCorp’s lack of insurance covering all of NioCorp’s operations.

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of NioCorp prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed Business Combination and Yorkville Financings or other matters addressed in this press release and attributable to NioCorp or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release. Except to the extent required by applicable law or regulation, NioCorp undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release to reflect the occurrence of unanticipated events.

NioCorp Developments Ltd., 7000 S. Yosemite, #115, Centennial CO 80112 | (720) 334-7066 | www.niocorp.com